UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2010 (January 5, 2010)

Link Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-0588402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd. No. 9 Daxin Road, Zhifu District Yantai, Shandong Province, China 264000
(Address of principal executive offices)

Registrant’s telephone number, including area code:  +86(535)-685-7928

392 Acadia Drive S.E.
Calgary, Alberta, Canada T2J 0A8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 11, 2010, Link Resources, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that it had completed the acquisition of Chance High International Limited.  This Current Report on Form 8-K/A is being filed solely to amend and supplement the Original Form 8-K to include the required Item 9.01(b) Pro Forma Financial Information.

Item 9.01	Financial Statements and Exhibits

b)	Pro forma financial information

The unaudited pro forma consolidated financial statements of the Company for the six months ended November 30, 2009 are attached hereto as Exhibit 99.3 respectively and are incorporated herein by reference.

Exhibit 99.3 – Unaudited pro forma consolidated financial statements for the six months ended November 30, 2009

Pro forma consolidated statement of income for the six months ended November 30, 2009 (Unaudited)

Pro forma consolidated balance sheets as of November 30, 2009 (Unaudited)

Notes to the unaudited pro forma consolidated financial statements for the six months ended November 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2010	LINK RESOURCES, INC.

	By:	/s/ Hongwei Qu
		Name:	Hongwei Qu
		Title:	President, Chief Executive Officer, Interim Chief Financial Officer, Treasurer and Secretary